STORAGE USA, INC.

                    1996 OFFICERS' STOCK OPTION LOAN PROGRAM

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Affiliate means any subsidiary or parent corporation of the Company and also means Storage USA Franchise Corp.

         1.02     Board means the Board of Directors of the Company.

         1.03 Committee means the Committee established by the Board, pursuant to Section 2 of the Plan.

         1.04     Common Stock means the common stock of the Company.

         1.05     Company means Storage USA, Inc.

         1.06 Fair Market Value means, on any given date, the closing sale price of the Common Stock on the NYSE on such date, or, if the NYSE shall be closed on such date, the next preceding date on which the NYSE shall have been open.

         1.07 Good Faith Loan Value means seventy-five percent (75%) of the difference between the Fair Market Value of the Common Stock and the exercise price of the Participant's unexercised vested options.

         1.08 Note means the Participant's promissory note evidencing his obligation to pay for Common Stock as provided in Section 5.02.

         1.09     NYSE means the New York Stock Exchange.

         1.10 Participant means an employee of the Company or of an Affiliate who satisfies the requirements of Article IV and is selected by the Committee to participate in the Plan.

         1.11     Plan means the Storage USA, Inc. 1993 Omnibus Stock Plan.

         1.12 Plan Documents means the Plan, the Program and any collateral pledge or other security agreement.

         1.13 Pledged Shares means all shares of Common Stock which at the time of determination are pledged to secure the Note.

         1.14 Program means the 1996 Officers' Stock Option Loan Program as stated herein.


                                   ARTICLE II
                                    PURPOSES

         The Plan provides, in Section 8, that the Committee may provide for supplemental cash payments or loans to individuals in connection with awards under the Plan. This Program is intended to assist the Company in recruiting and retaining key employees with ability and initiative by enabling employees who contribute significantly to the Company or an Affiliate to obtain loans from the Company in an amount up to the Good Faith Loan Value. This Program is established pursuant to the Committee's authority as contained therein.

                                   ARTICLE III
                                 ADMINISTRATION

         The Program shall be administered by the Committee. The Committee shall have authority to make loans to Participants upon such terms (not inconsistent with the provisions of the Program and the Plan) as the Committee may consider appropriate. Such terms may include, but are not limited to, conditions relating to repayment upon termination and other events, interest payment schedules, collateral, forgiveness or acceleration of the Loans. In addition, the Committee shall have complete authority to interpret all provisions of this Program, to prescribe the form of Promissory Notes, security agreements and other documents; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Program; and to make all other determinations necessary or advisable for the administration of this Program; and to make all other determinations necessary or advisable for the administration of the Program. Any decision made, or action taken, by the Committee or in connection with the administration of this Program shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Program. All expenses of administering this Program shall be borne by the Company.

                                   ARTICLE IV
                                   ELIGIBILITY

         4.01 General. Any officer of the Company or of any Affiliate (including any corporation that becomes an Affiliate after the adoption of this Plan) who is (i) granted an award pursuant to the Plan; (ii) has vested rights in the Plan; and (iii) is approved for participation by the Committee, upon recommendation by the Chief Executive Officer.

                                    ARTICLE V
                                  TERMS OF LOAN

         5.01. Amount of Loans. Each loan shall be at least twenty-five thousand dollars ($25,000) and in no event may exceed the lesser of the: (i) Good Faith Loan Value; or (ii) one hundred thousand dollars ($100,000) for vice-presidents and senior vice-presidents and one hundred fifty thousand dollars ($150,000) for executive vice-presidents, the chief financial officer, chief operating officer and chief executive officer. The Committee may, at its option vary the minimum and maximum amount of loans under this Program, in its discretion.

         5.02 Terms of Note. Each Note and Loan Agreement shall be substantially in the form of Exhibit 1 hereto, with such variations conforming to this paragraph as shall be appropriate under the circumstances. Each Note shall be executed and delivered by the Participant and the Participant's spouse, if any; shall be due and payable five (5) years after the date of the loan; shall bear interest at a rate equal to the Company's average annual cost of funds on its largest unsecured credit line, payable quarterly on the first day of each February, May, August and November; and shall be secured by a pledge of all Common Stock (and proceeds thereof) which is purchased by the Participant pursuant to non-qualified stock options granted under the Plan. In the discretion of the Committee and upon such terms and conditions as it may specify, Pledged Shares may be released from such pledge, provided that such release shall not cause the principal amount of the Note then outstanding to exceed the Good Faith Loan Value of the remaining Pledged Shares. The entire remaining outstanding principal and accrued interest of the Note shall be immediately due and payable upon the Participant's termination of employment with the Company or an Affiliate, and/or upon sale of the Pledged Shares.

         5.03 Shareholder Rights in Pledged Shares. Until a default under the Note, all Pledged Shares shall be registered in the Participant's name and the Participant shall have all rights of a shareholder of the Company with respect to such Pledged Shares.

         5.04 Dividends on Pledged Shares. The Participant shall agree to remit to the Company all dividends paid on the Pledged Shares, to be applied first towards payment of interest on the Note accrued to the dividend payment date, and then towards reduction of principal of the Note. Any balance of any applied dividend payment remaining after prepayment of the Note in full shall be delivered to the Participant.

         5.05 Effect of Prepayment of Note. Partial prepayments of the Note shall be permitted but Pledged Shares will be released from the pledge only to the extent that the remaining pledged shares exceed the Good Faith Loan Value.

                                   ARTICLE VI
                               GENERAL PROVISIONS

         6.01 Effect on Employment. Neither the adoption of this Program, its operation, nor any documents describing or referring to the Program or any part thereof shall confer upon any individual any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

         6.02 Unfunded Plan. The Program shall be unfunded and the Company shall not be required to segregate any assets at any time for purposes of this Program. Any liability of the Company to any person under this Program shall be based solely upon any contractual obligations that may be created pursuant to this Program. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         6.03 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                   ARTICLE VII
                                    AMENDMENT

         The Committee may amend from time to time, or terminate this Program in accordance with the Plan.

                                  ARTICLE VIII
                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective December 16, 1996.

                                STORAGE USA, INC.

                                 LOAN AGREEMENT


         THIS AGREEMENT dated as of the , 19__ by and between STORAGE USA, INC. (the "Company") and ("Participant") and _______________________________ (the
"Participant's Spouse") is made pursuant to and subject to the provisions of the Storage USA, Inc. 1996 Officers Stock Option Loan Program (the "Program"), a copy of which has previously been furnished to Participant. All terms used in this Agreement that are defined in the Program have the same meaning given to them in the Program.

         IN  CONSIDERATION  of the covenants set forth herein and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the Company and the Participant agrees as follows:

     1. Loan. At Closing, which shall occur simultaneously with the execution and delivery of this Agreement, the Company shall loan to the Participant and Participant shall borrow from the Company $ ($___.____) as evidenced by the Promissory Note (the "Note") attached as Exhibit 1. The Good Faith Loan Value (as defined in the Program) is _____________ as of ___________. The Participant acknowledges receipt of a copy of the Program.

     2. Pledge of Shares. The Participant hereby pledges and grants to the Company as security for the payment of the Note a security interest in all of the Common Stock of the Company acquired by Participant pursuant to the exercise of non-qualified stock options granted to Participant under the Company's 1993 Omnibus Stock Plan (the "Pledged Shares") and any securities issued with respect to the Pledged Shares by way of stock dividend, stock split, share transfer, merger, consolidation or other change in the capitalization of the Company. Upon issuance, certificates for the Pledged Shares registered in the name of the Participant shall be delivered to the Company and the Participant shall deliver to the Company a stock power or powers executed by the Participant in blank. The Participant agrees to remit to the Company upon receipt all dividends paid on the Pledged Shares, to be applied to prepayment of the note as provided in Section 5.04 of the Plan.

     3. Shareholder Rights. Following the Closing and so long as there has been no default in the Participant's obligations under his Note, all Pledged Shares shall remain registered in the name of the Participant and the Participant shall have the right to vote the Pledged Shares and to exercise all rights of a holder of Common Stock with respect thereto.

     4. Recourse Loan. Participant and Participant's Spouse acknowledge that they are liable for the principal amount of the Note and any accrued interest thereon, and that in seeking repayment of the Note, the Company is not required to first exercise its rights to sell the Pledged Shares, but may proceed against the Participant and Participant's Spouse. If Participant ceases to be employed by the Company or by any Affiliate (as defined in the Program) of the Company, all such principal and accrued interest shall become due and payable on the 90th day following cessation of such employment with no further notice.

     5. No Right to Continued Employment. This Agreement does not confer upon the Participant any right to continuance of employment by the Company or any Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the Participant's employment at any time.

     6. Conflicts. In the event of any conflict between the provisions of the Program as in effect on the date hereof and the provisions of this Agreement, the provisions of the Program shall govern. All references herein to the Program shall mean the Program as in effect on the date hereof.

     7. Binding Effect. Subject to the limitations stated above and in the Program, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Participant and the successors and assigns of the Company.

     8. Governing Law. This Agreement shall be governed by the laws of the State of Tennessee.

     9.   Counterparts.  This  Agreement  may  be  executed  in  any  number  of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original document, but all of which counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer and the Participant has affixed his signature hereto.

                                       STORAGE USA, INC.


                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------


                                       ----------------------------------------
                                       Participant

                                       ----------------------------------------
                                       Participant's Spouse

                                                                       EXHIBIT 1

                                 PROMISSORY NOTE


$__________________                                    Dated:__________________
                                                       Memphis, Tennessee


         FOR VALUE RECEIVED, the undersigned ____________________________ (the "Officer" or the "Maker") and, if the Officer is married at the date of execution of this Note, the undersigned spouse of the Officer (also a "Maker"), promises (or if there shall be two Makers, both jointly and severally promise) to pay to the order of STORAGE USA, INC. (the "Company"), on the date that is five years from the date hereof, at the principal office of the Company, 165 Madison Ave., Memphis, Tennessee, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, the sum of ______________________________________ Dollars ($_________), with interest thereon payable in arrears on the first days of each February, May, August and November until this Note is paid in full, at a rate of interest equivalent to that rate paid by the Company on its largest unsecured credit line (or if none, at the interest rate paid by the Company on its public debt; or if none, at the average interest rate on all of the Company's unsecured debt), as adjusted quarterly.

         This Note is entered into pursuant to the 1996 Officers Stock Option Loan Program (the "Program").

         The Maker (or if there shall be two Makers, each Maker) shall have the right to prepay this Note in whole at any time or in part from time to time without penalty on any amounts so prepaid.

         This Note is secured by a pledge of the Shares which may be purchased by the Officer through the exercise of non-qualified stock options granted under the 1993 Omnibus Stock Plan. Dividends on the Shares shall be applied towards prepayment hereof, and Shares shall or may be released from such pledge, all as provided in the Program.

         If at any time before payment of this Note in full, the Officer sells any of the Shares purchased by the Officer pursuant to grants of non-qualified stock options under the Company's 1993 Omnibus Stock Plan, the Maker agrees (or if there shall be two Makers, both jointly and severally agree) to prepay this
Note immediately upon receipt of the net proceeds of such sale in an amount equal to the lesser of 100% of such net proceeds or the outstanding principal of this Note and accrued interest to the date of such prepayment.

         All prepayments of this Note shall be applied first to payment of accrued interest and then to reduction of outstanding principal.

         If any payment under this Note is not made when due, all unpaid principal and accrued interest under this Note may, at the option of the holder, be declared immediately due and payable. If the Officer ceases to be employed by the Company or by any Affiliate, (as defined in the Program), subsidiary or parent corporation of the Company, all such principal and accrued interest shall become due and payable on the 90th day following cessation of such employment without declaration or notice of any kind. If proceedings under the U.S. Bankruptcy Code or under any other law, state or federal, for the relief of debtors are filed by or against the Maker (or if there shall be two Makers, either Maker) and not dismissed within 60 days after filing, all such principal and accrued interest shall become immediately due and payable without declaration or notice of any kind. No failure by the holder of this Note to exercise any right hereunder shall be or be deemed to be a waiver of such right or of any remedy consequent thereon.

         Presentment, demand and notice of dishonor are hereby waived, and the Maker agrees (or if there shall be two Makers, both jointly and severally agree) to be bound for the payment hereof notwithstanding any agreement for the extension of the due date of any payment made by the holder after the maturity thereof.

         The Maker agrees (or if there shall be two Makers, both jointly and severally agree) to pay all collection expenses, court costs and reasonable attorneys' fees incurred in collection of this Note or any part hereof.
References to the Maker or Makers shall include the Maker or Makers and all endorsers, sureties, guarantors and other obligors hereon.



                                      -----------------------------------------
                                      Maker

                                      -----------------------------------------
                                      Maker